AGREMENT OF THE SHAREHOLDERS

OF

PULTRONEX CORPORATION OF ALBERTA

The  undersigned  shareholders  of  Pultronex  Corporation  of Alberta  agree to
transfer  their  shares  in  Pultronex   Corporation  of  Alberta  to  Pultronex
Corporation of Nevada.

The shareholders further agree to receive one share of Pultronex Corporation of Neveda for each share currently held in Pultronex Corporation of Alberta.

This transfer is to facilitate the raising of a minimum of $250,000.00 to a maximum of $1,000,000.00 in U.S. Funds for the new corporation.

The shareholders further agree that Pultronex Corporation of Alberta shall be a wholly owned subsidiary of Pultronex Corporation of Nevada.


/s/ Krishen Mehra                            /s/ Jarnail Sehra
-----------------                            -----------------
Krishen Mehra                                Jarnail Sehra
August 20, 1999                              August 20, 1999



/s/ Kuldip Delhon                            /s/ Talvinder Sehra
-----------------                            -------------------
Kuldip Delhon                                Talvinder Sehra
August 20, 1999                              August 20, 1999
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